UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2020

Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum. Perp Pref Stock, Srs C	ASB PrC	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum. Perp Pref Stock, Srs D	ASB PrD	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 9, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named therein, with respect to the issuance and sale of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40 interest in a share of the Company’s 5.625% Non-Cumulative Perpetual Preferred Stock, Series F, liquidation preference $1,000 per share (the “Preferred Stock Offering”).

The Preferred Stock Offering is more fully described in a prospectus supplement dated June 9, 2020 to the prospectus dated April 2, 2018 (the “Prospectus”) filed with the Securities and Exchange Commission on April 2, 2018 as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-224096) (the “Registration Statement”). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into the Registration Statement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement, dated June 9, 2020, between Associated Banc-Corp and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Date: June 11, 2020	/s/Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary